Tax equity	12 Months Ended
Jun. 30, 2024
Tax Equity
Tax equity

16. Tax equity

On June 20, 2023 (the “acquisition date”) the Company acquired 67% membership interest in Solar Alliance DevCo (Note 17), an entity which owns and operates certain solar facilities in the US under subsidiaries that are set up as tax equity structures to finance the capital cost of the solar facilities.

Amounts paid by the TEIs for their equity stakes are classified as debt on the consolidated statements of financial position and are measured at amortized cost using the effective interest rate (“EIR”) method. Amortized cost is affected by the allocation of ITCs (in tax equity assets), taxable income, and accelerated tax depreciation. Financing expenses represent the interest accretion using the EIR. The EIR of the tax equity was determined to be 9%, the loan value was $460,607 at acquisition date, with a maturity date (representing the expected flip point as estimated) of 2028 and the percentage of ownership between 99%, reflecting the allocation of taxable income or loss prior to the flip date. The corresponding tax equity asset acquired on acquisition date was $474,547.

Tax equity investors in US solar projects generally require sponsor guarantees as a condition to their investment. To support the tax equity investments, the Company executed guarantees indemnifying the tax equity investors against certain breaches of project level representations, warranties and covenants and other events. The Company believe these indemnifications cover matters which are substantially under its control and are unlikely to occur.

The Company recognized $33,529 related to ITC distribution as other income on the consolidated statements of income for the year ended June 30, 2024 (June 30, 2023: $nil). $32,182 interest accretion was recognized for the year ended June 30, 2024 (June 30, 2023: $nil)